QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.8

VALIDITY INDEMNIFICATION

October 18, 2002

Bay View Funding
2121 S. El Camino Real, Suite B-100
San Mateo, CA 94403-1897
Telephone #(650)294-6600 FAX #(650)638-2552

RE:
SSP Solutions, Inc. ("Seller") and Bay View Funding and any other Co-Buyer or Participant as specified in the Agreements ("Buyer") FACTORING AGREEMENT dated October 18, 2002.

Gentlemen:

The undersigned is the Co-Chief Executive Officer of the Seller. In order to induce you to extend financial accommodations to the Seller pursuant to the Factoring Agreement and other various financing agreements (the "Agreements") with the Seller, the undersigned hereby warrants and represents to you as follows:

1.
All Seller's accounts which have been or will be reported to you by or on behalf of the Seller and in which you have purchased or hold a security interest ("Accounts"), whether such reports are in the form of agings, Schedule of Accounts, borrowing base certificates, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Seller's customers arising out of the performance of a service or the sale and completed delivery of merchandise sold by the Seller (the "Sold Goods") in the ordinary course of its business in accordance with and in full and complete performance of customer's (each, a "Customer") order therefor.

2.
All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for you and will immediately be forwarded to you upon receipt, in kind, in accordance with the terms of the Agreements.

3.
None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever, and Seller will not in any way impede or interfere with the normal collection and payment of the Accounts.

4.
Seller is presently solvent.

5.
The Sold Goods are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and Sold Goods will be free and clear of all liens and security interests, except your security interest.

6.
The due dates of the Accounts will be as reported to you by or on behalf of the Seller.

7.
Seller will promptly report to you all disputes, rejections, returns and resales of Sold Goods and all credits allowed by the Seller upon all Accounts.

8.
All reports, which you receive from the Seller, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

9.
Seller will not sell its inventory except in the ordinary course of business.

The undersigned hereby indemnifies you and holds you harmless from any direct, indirect, or consequential damage or loss which you may sustain as a result of the breach of any representation or warranty contained herein, (all of which are continuing and irrevocable for so long as the Seller is indebted to you), or of your reliance (whether such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit or criminal act on the part of the undersigned and to the best of the undersigned's knowledge, on the part of any officer, employee, or agent of the Seller, or any costs (including reasonable attorneys' fees and expenses) incurred by you in the enforcement of any rights granted you hereunder. All such sums will be paid by the undersigned to you on demand.

The undersigned waives all rights and defenses arising out of an election of remedies by the Buyer, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

Very truly yours,

Marvin J. Winkler
Address:	25502 Rodeo Circle
City/State/Zip:	Laguna Hills, CA 92653
Phone:	(714) 624-2182
SS#:	###-##-####
Date Signed:		BVF Witness:

QuickLinks

VALIDITY INDEMNIFICATION